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                                                                   Exhibit 10.17

                              FIRST AMENDMENT TO

                          AECOM TECHNOLOGY CORPORATION

               MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                             EFFECTIVE JULY 1, 1998



THIS AMENDMENT, by AECOM Technology Corporation, hereinafter sometimes referred to as the "Company," is made with reference to the following facts:

Effective July 1, 1998, AECOM Technology Corporation adopted the AECOM Technology Corporation Management Supplemental Executive Retirement Plan, Effective July 1, 1998 which reserves to the Board of Directors of AECOM Technology Corporation the right to amend said Plan (Section 4.1 thereof). The Company has executed this First Amendment for the purpose of amending said Plan in the manner hereinafter provided.

NOW, THEREFORE, the AECOM Technology Corporation Management Supplemental Executive Retirement Plan, Effective July 1, 1998 is hereby amended as follows, effective January 1, 2002:

                                       I.

Section 2.13 is hereby amended in its entirety to read as follows:

     "2.13 Participant refers to an employee of the Company who (a) is a member
           -----------
           of a select group of management or highly compensated employees (within the meaning of Section 201(2) of ERISA), and (b) has ceased to participate in the AECOM Pension Plan pursuant to the provisions of Section 3.1(a)(2) thereof. The Committee shall maintain a record of Participants."

                                       II.

Section 2.20 is hereby amended in its entirety to read as follows:

     "2.20 Total AECOM Pension Plan Benefit means the annual benefit the
           Participant would have received under the AECOM Pension Plan, if the amendments to the AECOM Pension Plan, effective July 1, 1998 and January 1, 2002, terminating participation for Members eligible for the AECOM Technology Corporation Incentive Compensation Plan, had not been adopted."

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IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of January 1, 2002.


                                                    AECOM Technology Corporation


                                            By:  /s/ Eric Chen
                                               ---------------------------------

                                            Title:     Vice President
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                                            Date:     December 7, 2001
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